SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                               JUNE 30, 1999
                  ---------------------------------------
              Date of Report (Date of earliest event reported)

                            JUNO LIGHTING, INC.
           ------------------------------------------------------
           (Exact name of Registrant as specified in its charter)

      DELAWARE             0-11631                 36-2852993
      --------------   --------------------   ------------------
      (State of         (Commission File No.)   (IRS Employer
      Incorporation)                            Identification No.)

     1300 S. WOLF ROAD, P.O. BOX 5065, DES PLAINES, ILLINOIS 60017-5065
        ------------------------------------------------------------
        (Address of principal executive offices, including zip code)

                               (847)827-9880
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


ITEM 5.     OTHER EVENTS.

      On June 30, 1999, pursuant to an Agreement and Plan of Recapitalization and Merger (the "Recapitalization Agreement") dated March 26, 1999, by and among the Registrant, Fremont Investors I, LLC ("Fremont") and its wholly-owned subsidiary Jupiter Acquisition Corp. ("Jupiter"), Jupiter was merged with and into the Registrant. In connection with the transaction, the Registrant sold 1,060,000 shares of its Series A Preferred Stock to Fremont and certain members of management for an aggregate purchase price of $106,000,000.

      The transaction is more fully described in press releases issued by the Registrant on June 30, 1999, which are filed as Exhibits 99.1 and 99.2 hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

      EXHIBITS

      Exhibit 10.1 Agreement and Plan of Recapitalization and Merger, dated March 26, 1999, by and among Fremont Investors I, LLC, Jupiter Acquisition Corp. and the Registrant (incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (File No. 333-76101)).

      Exhibit 99.1  Press Release of the Registrant, dated June 30, 1999.

      Exhibit 99.2  Press Release of the Registrant, dated June 30, 1999.


                                 SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JUNO LIGHTING, INC.



June 30, 1999                       By:   /s/ Joel W. Chemers
                                          ---------------------------
                                          Joel W. Chemers
                                          Vice President,
                                          Corporate Planning